                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  / /
Filed by a Party other than the Registrant  /X/

Check the appropriate box:
/ /   Preliminary Proxy Statement
/ /   Confidential, For Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
/ /   Definitive Proxy Statement
/X/   Definitive Additional Materials
/ /   Soliciting Material Under Rule 14a-12

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)

                             STEEL PARTNERS II, L.P.
                             WARREN G. LICHTENSTEIN
                            WEBFINANCIAL CORPORATION
                              HENRY PARTNERS, L.P.
                             MATTHEW PARTNERS, L.P.
                          HENRY INVESTMENT TRUST, L.P.
                             CANINE PARTNERS, L.L.C.
                                 DAVID W. WRIGHT
                               GERALD M. CZARNECKI
                               SUZANNE M. HOPGOOD
                                 WALLACE BARNES
                               ------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/   No fee required.

/ /   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and 0-11.

(1)  Title  of each  class  of  securities  to which  transaction  applies:  Not applicable
--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies: Not applicable
--------------------------------------------------------------------------------
(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable
--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction: Not applicable
--------------------------------------------------------------------------------
(5)  Total fee paid: Not applicable
--------------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------

/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid: Not applicable
--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.: Not applicable
--------------------------------------------------------------------------------
(3)  Filing Party: Not applicable
--------------------------------------------------------------------------------
(4)  Date Filed: Not applicable
--------------------------------------------------------------------------------

            Steel Partners II, L.P.  ("Steel") is filing materials  contained in this Schedule 14A with the Securities and Exchange Commission in connection with the  solicitation of proxies in support of the election of the nominees of Steel to the Board of Directors of Del Global  Technologies  Corp.  (the "Company") at
the 2003 annual meeting of the stockholders of the Company  scheduled to be held on May 29, 2003, or any other meeting of stockholders held in lieu thereof,  and any adjournments, postponements, reschedulings or continuations thereof.

            Item 1: On May 15, 2003, Steel used the following slide presentation as additional soliciting material.

                            SHAREHOLDER PRESENTATION

                             [STEEL PARTNERS LOGO]

                             SOLICITATION OF PROXIES
                                     FOR THE
                       2003 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                          DEL GLOBAL TECHNOLOGIES CORP.

                                   WHO ARE WE?
                                   -----------

o    STEEL PARTNERS II, L.P. (STEEL) IS A VALUE INVESTOR IN SMALL CAP COMPANIES.
     IT TAKES AN ACTIVE  ROLE IN A PORTFOLIO  COMPANY  ONLY AS A LAST RESORT AND
     ONLY WHEN IT BELIEVES THAT THE CURRENT  BOARD  LEADERSHIP IS NOT CAPABLE OF
     MAXIMIZING SHAREHOLDER VALUE. DEL GLOBAL IS SUCH A COMPANY.

o    STEEL AND HENRY  INVESTMENT  TRUST,  L.P. (HIT), AN ENTITY MANAGED BY DAVID
     WRIGHT, AND PARTNERSHIPS MANAGED BY HIT, HAVE JOINED TOGETHER TO REVITALIZE
     DEL GLOBAL BY ELECTING INDEPENDENT DIRECTORS TO THE DEL GLOBAL BOARD.

o    STEEL IS CONVINCED THAT DEL GLOBAL AND ITS  SHAREHOLDERS  WILL BENEFIT FROM
     NEW, INDEPENDENT BOARD LEADERSHIP.

                     STEEL PARTNERS II, L.P. IS DEL GLOBAL'S
            LARGEST SHAREHOLDER WITH 15.7% OF THE OUTSTANDING SHARES.

o    TOGETHER WITH  PARTNERSHIPS  MANAGED BY DAVID WRIGHT,  THE  PARTICIPANTS IN
     THIS SOLICITATION CURRENTLY OWN 18.7% OF DEL GLOBAL'S OUTSTANDING SHARES.

o    STEEL HAS PROPOSED FOUR INDEPENDENT NOMINEES FOR ELECTION TO THE DEL GLOBAL
     BOARD.

o    AS DEL GLOBAL'S SINGLE LARGEST  SHAREHOLDER,  STEEL'S INTERESTS ARE CLEARLY
     ALIGNED WITH YOURS. WE ARE COMMITTED TO MAXIMIZING VALUE FOR ALL DEL GLOBAL
     SHAREHOLDERS, AS WE HAVE INVESTED OUR OWN MONEY, JUST AS YOU HAVE.

                           STEEL'S INVESTMENT RECORD:

o    IS NOT THE ISSUE.  DEL GLOBAL'S PERFORMANCE AND GOVERNANCE IS.

o    STEEL IS A VALUE INVESTOR. IT IS NOT A TRADER, AND IS MOST DEFINITELY NOT A
     "CORPORATE RAIDER".

o    WILLING TO PROVIDE MANAGEMENT EXPERTISE IF NECESSARY.

o    ALL COMPANY SHAREHOLDERS BENEFIT WHEN STEEL DOES.

              DO NOT BE MISLED BY DEL GLOBAL'S SELECTIVE DISCLOSURE
                             OF STEEL'S INVESTMENTS.

                                TANDYCRAFTS, INC.
                                -----------------

     MICHAEL J. WALSH,  FORMER CHAIRMAN AND CEO OF TANDYCRAFTS,  INC., A COMPANY
     WHERE STEEL CONDUCTED A PROXY CONTEST SEEKING BOARD REPRESENTATION,  STATED
     THE FOLLOWING:  While initially we contested the election  process because, among other  reasons,  we were  uncertain of the true  objectives  of Steel
     Partners'  nominees,  we  ultimately  reached a  settlement  and  appointed
     Steel's nominees to the Board.  Steel's  representatives  acted in the best interests of all our  stockholders.  Once  elected to the Board,  the Steel representatives  played a very constructive role and undertook  significant efforts to help  Tandycrafts.  Steel  Partners'  efforts with our banks and customers,  with introductions to potential financing sources and retaining legal counsel to facilitate our reorganization were invaluable. IN THE END,
     STEEL PARTNERS WAS AVAILABLE TO RENDER SKILLED  BUSINESS ADVICE AND INSIGHT
     TO  TANDYCRAFTS  THROUGHOUT  ITS  REORGANIZATION  PROCESS THAT PROVED TO BE
     BENEFICIAL TO A SUCCESSFUL END RESULT.

                               SL INDUSTRIES, INC.
                               -------------------

     WHERE STEEL GAINED BOARD REPRESENTATION IN EARLY 2002:

     o    DEBT HAS SINCE BEEN REDUCED FROM $37 MILLION TO $9 MILLION

     o    THE COMPANY IS NOW PROFITABLE.

                              BELL INDUSTRIES, INC.
                              ---------------------

o    WHERE THE SHARE PRICE  INCREASED  127% FROM THE DATE STEEL FIRST  ANNOUNCED
     ITS INVESTMENT TO THE DATE TRADING IN BELL CEASED;

o    AND WHERE DEL GLOBAL  MISLEADINGLY  RELEGATED  $7.00 IN CASH  DISTRIBUTIONS
     MADE BY BELL TO A FOOTNOTE ON THEIR "ILLUSTRATIVE" STOCK CHART.

                             PLM INTERNATIONAL, INC.
                             -----------------------

o    SINCE STEEL FIRST  ANNOUNCED ITS INVESTMENT IN PLM,  SHAREHOLDERS  RECEIVED
     $5.00  PER SHARE AS A RESULT  OF A CASH  DIVIDEND  AND $3.46 PER SHARE AS A
     RESULT OF THE SALE OF THE COMPANY, REPRESENTING A 54% RETURN.

                                TAB PRODUCTS CO.
                                ----------------

                     STEEL TRACK RECORD - TAB PRODUCTS CO.

            91% GAIN IN MARKET VALUE (SINCE MAKING INVESTMENT PUBLIC)

                                [GRAPHIC OMITTED]

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

            6/01/2001   $3.0700
            6/08/2001   $3.7500
            6/15/2001   $3.2500
            6/22/2001   $3.9000
            6/29/2001   $4.1000
            7/06/2001   $4.1000
            7/13/2001   $4.2500
            7/20/2001   $4.2500
            7/27/2001   $4.0100
            8/03/2001   $4.1200
            8/10/2001   $4.2000
            8/17/2001   $4.4000
            8/24/2001   $4.4000
            8/31/2001   $4.2700
            9/07/2001   $4.2500
            9/14/2001   $4.2500
            9/21/2001   $4.0000
            9/28/2001   $4.1500
           10/05/2001   $4.2500
           10/12/2001   $4.3200
           10/19/2001   $4.2000
           10/26/2001   $4.3200
           11/02/2001   $4.4000
           11/09/2001   $4.4100
           11/16/2001   $4.4800
           11/23/2001   $3.9000
           11/30/2001   $4.3500
           12/07/2001   $4.0500
           12/14/2001   $4.4600
           12/21/2001   $4.1200
           12/28/2001   $4.1500
            1/04/2002   $4.2800
            1/11/2002   $4.3200
            1/18/2002   $4.3000

            1/25/2002   $4.4600
            2/01/2002   $4.3000
            2/08/2002   $4.4500
            2/15/2002   $4.2000
            2/22/2002   $4.2000
            3/01/2002   $4.1000
            3/08/2002   $4.1200
            3/15/2002   $4.4200
            3/22/2002   $4.1300
            3/29/2002   $4.2500
            4/05/2002   $4.6000
            4/12/2002   $4.3000
            4/19/2002   $4.3700
            4/26/2002   $4.6300
            5/03/2002   $4.8000
            5/10/2002   $4.4100
            5/17/2002   $5.4000
            5/24/2002   $5.4600
            5/31/2002   $5.4000
            6/07/2002   $5.1000
            6/14/2002   $5.3000
            6/21/2002   $5.1100
            6/28/2002   $5.2500
            7/05/2002   $5.1500
            7/12/2002   $5.1200
            7/19/2002   $5.0000
            7/26/2002   $4.6200
            8/02/2002   $5.2800
            8/09/2002   $5.4000
            8/16/2002   $5.3100
            8/23/2002   $5.3300
            8/30/2002   $5.3300
            9/06/2002   $5.3500
            9/13/2002   $5.3600
            9/20/2002   $5.7200
            9/27/2002   $5.7000
           10/04/2002   $5.8100
           10/11/2002   $5.7500
           10/18/2002   $5.8500

WEEKLY CLOSING PRICES (SOURCE: DOW JONES)
THE LAST PRICE  REPORTED  IS THE PRICE  TENDERED  WHEN THE  COMPANY WAS SOLD FOR
$5.85 PER SHARE

                    MEDICAL IMAGING CENTERS OF AMERICA, INC.
                    ----------------------------------------

          STEEL TRACK RECORD - MEDICAL IMAGING CENTERS OF AMERICA, INC.

           159% GAIN IN MARKET VALUE (SINCE MAKING INVESTMENT PUBLIC)

                                [GRAPHIC OMITTED]

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

            3/20/1995   $4.5312
            3/24/1995   $4.5313
            3/31/1995   $4.5313
            4/07/1995   $4.5313
            4/14/1995   $4.8438
            4/21/1995   $4.8438
            4/28/1995   $4.2188
            5/05/1995   $5.0000
            5/12/1995   $4.8438
            5/19/1995   $5.0000
            5/26/1995   $6.4063
            6/02/1995   $6.7188
            6/09/1995   $6.7188
            6/16/1995   $6.4063
            6/23/1995   $7.5000
            6/30/1995   $7.5000
            7/07/1995   $7.5000
            7/14/1995   $7.5000
            7/21/1995   $7.1875
            7/28/1995   $7.1875
            8/04/1995   $7.8125
            8/11/1995   $7.8125
            8/18/1995   $8.4375
            8/25/1995   $8.1250
            9/01/1995   $8.4375
            9/08/1995   $8.5938
            9/15/1995   $8.2813
            9/22/1995   $7.0313
            9/29/1995   $5.0000
           10/06/1995   $6.5625
           10/13/1995   $6.5625
           10/20/1995   $6.0000
           10/27/1995   $8.0000
           11/03/1995   $7.6250

            11/10/1995  $ 8.0000
            11/17/1995  $ 7.5000
            11/24/1995  $ 7.6250
            12/01/1995  $ 7.6250
            12/08/1995  $ 7.6875
            12/15/1995  $ 7.8750
            12/22/1995  $ 7.8750
            12/29/1995  $ 7.8750
             1/05/1996  $ 8.0000
             1/12/1996  $ 9.2500
             1/19/1996  $ 8.3750
             1/26/1996  $ 8.6250
             2/02/1996  $ 8.8750
             2/09/1996  $ 9.1250
             2/16/1996  $ 8.7500
             2/23/1996  $ 7.5000
             3/01/1996  $ 8.0000
             3/08/1996  $ 7.1250
             3/15/1996  $ 7.3750
             3/22/1996  $ 8.8750
             3/29/1996  $ 9.0000
             4/05/1996  $ 8.7500
             4/12/1996  $ 9.1250
             4/19/1996  $ 9.3750
             4/26/1996  $ 9.6250
             5/03/1996  $ 9.7500
             5/10/1996  $ 9.6250
             5/17/1996  $10.5000
             5/24/1996  $10.6250
             5/31/1996  $10.7500
             6/07/1996  $10.5000
             6/14/1996  $10.1250
             6/21/1996  $10.3750
             6/28/1996  $10.1250
             7/05/1996  $10.2500
             7/12/1996  $ 9.5000
             7/19/1996  $10.8750
             7/26/1996  $10.7500
             8/02/1996  $11.0000
             8/09/1996  $11.1250
             8/16/1996  $11.0625
             8/23/1996  $11.1875
             8/30/1996  $11.0625
             9/06/1996  $10.8750
             9/13/1996  $11.0000
             9/20/1996  $11.1250

             9/27/1996  $11.5000
            10/04/1996  $11.2500
            10/11/1996  $11.2500
            10/18/1996  $11.3125
            10/25/1996  $11.5000
            11/01/1996  $11.5625
            11/08/1996  $11.5000
            11/15/1996  $11.5625
            11/22/1996  $11.7500

WEEKLY CLOSING PRICES (SOURCE: DOW JONES)
THE LAST PRICE  REPORTED  IS THE PRICE  TENDERED  WHEN THE  COMPANY WAS SOLD FOR
$11.75 PER SHARE

                               AYDIN CORPORATION
                               -----------------

                     STEEL TRACK RECORD - AYDIN CORPORATION

            74% GAIN IN MARKET VALUE (SINCE MAKING INVESTMENT PUBLIC)

                                [GRAPHIC OMITTED]

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

             8/10/1998  $ 7.7500
             8/14/1998  $ 8.3125
             8/21/1998  $ 8.8125
             8/28/1998  $ 7.8750
             9/04/1998  $ 8.1875
             9/11/1998  $ 7.5000
             9/18/1998  $ 7.6250
             9/25/1998  $ 8.2500
            10/02/1998  $ 8.1875
            10/09/1998  $ 8.2500
            10/16/1998  $ 8.2500
            10/23/1998  $ 7.3750
            10/30/1998  $ 7.8750
            11/06/1998  $ 8.1875
            11/13/1998  $ 8.8750
            11/20/1998  $ 9.0625
            11/27/1998  $ 9.8125
            12/04/1998  $ 9.5000
            12/11/1998  $ 9.2500
            12/18/1998  $ 9.7500
            12/25/1998  $ 9.9375
             1/01/1999  $10.1875
             1/08/1999  $10.5625
             1/15/1999  $ 9.9375
             1/22/1999  $10.1250
             1/29/1999  $10.2500
             2/05/1999  $ 9.9375
             2/12/1999  $10.0000
             2/19/1999  $ 9.7500
             2/26/1999  $ 9.6875
             3/05/1999  $13.0625
             3/12/1999  $12.8750
             3/19/1999  $13.0000
             3/26/1999  $13.1250

            4/02/1999   $13.0000
            4/09/1999   $13.5000

WEEKLY CLOSING PRICES (SOURCE: DOW JONES)
THE LAST PRICE  REPORTED  IS THE PRICE  TENDERED  WHEN THE  COMPANY WAS SOLD FOR
$13.50 PER SHARE

                              TECH-SYM CORPORATION
                              --------------------

                    STEEL TRACK RECORD - TECH-SYM CORPORATION

            35% GAIN IN MARKET VALUE (SINCE MAKING INVESTMENT PUBLIC)

                                [GRAPHIC OMITTED]

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

            6/18/1999   $22.1875
            6/25/1999   $24.0000
            7/02/1999   $23.5000
            7/09/1999   $25.1250
            7/16/1999   $25.0000
            7/23/1999   $25.0000
            7/30/1999   $24.6250
            8/06/1999   $23.7500
            8/13/1999   $22.2500
            8/20/1999   $22.3750
            8/27/1999   $20.3125
            9/03/1999   $19.1250
            9/10/1999   $19.0625
            9/17/1999   $19.5000
            9/24/1999   $18.8750
           10/01/1999   $20.0625
           10/08/1999   $19.2500
           10/15/1999   $19.1250
           10/22/1999   $19.0000
           10/29/1999   $20.6250
           11/05/1999   $19.3750
           11/12/1999   $20.3125
           11/19/1999   $19.8750
           11/26/1999   $19.2500
           12/03/1999   $17.5000
           12/10/1999   $17.2500
           12/17/1999   $18.3750
           12/24/1999   $18.8750
           12/31/1999   $20.6250
            1/07/2000   $19.2500
            1/14/2000   $18.9375
            1/21/2000   $19.3750
            1/28/2000   $19.5000
            2/04/2000   $19.0000

            2/11/2000   $18.9375
            2/18/2000   $17.7500
            2/25/2000   $17.8750
            3/03/2000   $18.3750
            3/10/2000   $18.2500
            3/17/2000   $19.0625
            3/24/2000   $19.8750
            3/31/2000   $20.1875
            4/07/2000   $20.5000
            4/14/2000   $20.5000
            4/21/2000   $19.3125
            4/28/2000   $21.2500
            5/05/2000   $20.8125
            5/12/2000   $21.1250
            5/19/2000   $22.1875
            5/26/2000   $21.9375
            6/02/2000   $22.2500
            6/09/2000   $23.7500
            6/16/2000   $24.2500
            6/23/2000   $23.8750
            6/30/2000   $28.1250
            7/07/2000   $28.2500
            7/14/2000   $28.6250
            7/21/2000   $28.6250
            7/28/2000   $28.6250
            8/04/2000   $28.3125
            8/11/2000   $28.6875
            8/18/2000   $29.4375
            8/25/2000   $29.5625
            9/01/2000   $29.6875
            9/08/2000   $29.7500
            9/15/2000   $29.8750
            9/22/2000   $29.8125
            9/29/2000   $30.0000

WEEKLY CLOSING PRICES (SOURCE: DOW JONES)
THE LAST PRICE  REPORTED  IS THE PRICE  TENDERED  WHEN THE  COMPANY WAS SOLD FOR
$30.00 PER SHARE

                        STEEL'S INDEPENDENT NOMINEES ARE:
                        ---------------------------------

o           WALLACE BARNES
            --------------

o           GERALD M. CZARNECKI
            -------------------

o           SUZANNE M. HOPGOOD
            ------------------

o           DAVID W. WRIGHT
            ---------------

     SUZANNE M. HOPGOOD:
     -------------------
     FOUNDER OF THE HOPGOOD GROUP, LLC, IS A SEASONED HANDS-ON BUSINESS MANAGER,
     CONSULTANT  AND  RECOGNIZED  EXPERT ON  CORPORATE  GOVERNANCE  ISSUES.  THE
     HOPGOOD GROUP,  LLC IS A WORKOUT AND INTERIM  MANAGEMENT  COMPANY.  SHE HAS
     SERVED AS PRESIDENT, CEO AND A DIRECTOR OF HOULIHAN'S RESTAURANT GROUP, AND
     AS CEO, CHAIRMAN OF THE BOARD AND DIRECTOR OF FURR'S RESTAURANT GROUP, INC.
     AS A RESULT OF A TIAA-CREF LED  SHAREHOLDER  PROXY  INITIATIVE.  FURR'S WAS
     TRADED ON THE NYSE AT THE TIME.  MS. HOPGOOD ALSO SERVED AS A MEMBER OF THE
     AUDIT,  NOMINATING,  COMPENSATION  AND  STRATEGIC  PLANNING  COMMITTEES  OF
     HOULIHAN'S  AND FURR'S.  SHE IS PRESIDENT OF THE  NATIONAL  ASSOCIATION  OF
     CORPORATE DIRECTORS, CONNECTICUT CHAPTER.

     WALLACE BARNES:
     ---------------
     FORMERLY  SERVED  AS CHIEF  EXECUTIVE  OFFICER,  CHAIRMAN  OF THE BOARD AND
     NON-EXECUTIVE  CHAIRMAN OF BARNES GROUP INC., A  DIVERSIFIED  INTERNATIONAL
     MANUFACTURER  OF PRECISION  COMPONENTS AND  ASSEMBLIES  AND  DISTRIBUTOR OF
     INDUSTRIAL  SUPPLIES  LISTED ON THE AMEX.  MR.  BARNES HAS ALSO SERVED AS A
     DIRECTOR OF AETNA LIFE &  CASUALTY COMPANY, A PREDECESSOR OF AETNA INC.
     (NYSE),  A LEADING  HEALTH  CARE  PROVIDER;  AS CHAIRMAN OF THE BOARD AND A
     DIRECTOR OF ROHR, INC.  (NYSE),  AN AEROSPACE  SUPPLIER PRIOR TO ITS MERGER
     WITH B. F.  GOODRICH  COMPANY;  AND AS A  DIRECTOR  OF  ROGERS  CORPORATION
     (NYSE),  A  DEVELOPER  AND  MANUFACTURER  OF   HIGH-PERFORMANCE   SPECIALTY
     MATERIALS  FOR  THE  WIRELESS  COMMUNICATIONS,  COMPUTERS  AND  NETWORKING,
     IMAGING, TRANSPORTATION AND CONSUMER INDUSTRIES.

     GERALD M. CZARNECKI:
     --------------------
     HAS SERVED AS: PRESIDENT, COO AND DIRECTOR OF UNC, INC.; EVP, PRESIDENT AND
     CFO OF REPUBLIC  TEXAS,  INC.(NYSE);  PRESIDENT,  CEO AND DIRECTOR OF ALTUS
     BANK (NASD); CHAIRMAN, CEO AND A DIRECTOR OF HONFED BANK, INC. HE CURRENTLY
     SERVES AS A MEMBER  OF THE BOARD OF  DIRECTORS  AND  CHAIRMAN  OF THE AUDIT
     COMMITTEE OF STATE FARM INSURANCE COMPANIES,  THE LARGEST INSURANCE COMPANY
     IN THE WORLD. HE IS A RESPECTED EXPERT, FREQUENT SPEAKER AND SEMINAR LEADER
     ON A BROAD RANGE OF CORPORATE  GOVERNANCE ISSUES,  SERVING AS A DIRECTOR OF
     THE NATIONAL  ASSOCIATION  OF CORPORATE  DIRECTORS,  NATIONAL  CAPITAL AREA
     CHAPTER AND AS A CONSULTANT  TO BOARD  GOVERNANCE  SERVICES,  INC., A THIRD
     PARTY PROVIDER OF ADVISORY SERVICES TO BOARDS OF DIRECTORS.

     DAVID W. WRIGHT:
     ----------------
     IS AN  EXPERIENCED  VALUE  INVESTOR  AND  CORPORATE  DIRECTOR.  ENTITIES HE
     MANAGES CURRENTLY HOLD OVER 300,000 SHARES OF DEL GLOBAL. MR. WRIGHT SERVED
     ON THE BOARD OF  DIRECTORS  OF TAB  PRODUCTS  CO.,  A  DOCUMENT  MANAGEMENT
     COMPANY  FORMERLY LISTED ON THE AMEX, FROM SEPTEMBER 2001 UNTIL THE SALE OF
     THE  COMPANY IN OCTOBER  2002.  MR.  WRIGHT  ALSO SERVED AS A MEMBER OF TAB
     PRODUCTS'  AUDIT  COMMITTEE,  EMPLOYEE  BENEFITS  COMMITTEE AND ITS SPECIAL
     COMMITTEE,  WHICH WAS FORMED TO OVERSEE  THE  COMPANY'S  SALE  PROCESS.  AN
     INVESTOR IN DEL GLOBAL SINCE DECEMBER 2001, HE HAS CAREFULLY RESEARCHED DEL
     GLOBAL AND IS FAMILIAR WITH ITS HISTORY,  ITS MANAGEMENT AND ITS OPERATIONS
     THROUGH BOTH HIS ANALYSIS OF DEL  GLOBAL'S  FILINGS AND HIS  COMMUNICATIONS
     WITH MANAGEMENT.

                    o THREE OF US WERE RECOMMENDED TO STEEL
               BY THE NATIONAL ASSOCIATION OF CORPORATE DIRECTORS.

        o WE ALL WOULD BE INDEPENDENT DIRECTORS OF DEL GLOBAL SERVING THE
                    INTERESTS OF ALL DEL GLOBAL SHAREHOLDERS.

      o OUR AGENDA WILL BE THE SAME AS YOURS, TO MAXIMIZE SHAREHOLDER VALUE
              AND IMPLEMENT "BEST PRACTICES" CORPORATE GOVERNANCE.

                                WHY WE ARE HERE:
                                ----------------

    o      DEL GLOBAL'S STOCK IS UNDERVALUED.

    o      POOR GOVERNANCE IS AT THE ROOT OF ITS PROBLEMS.

    o      OUR ATTEMPT TO NEGOTIATE GOVERNANCE CHANGES WITH SAM PARK FAILED.

    o      OUR PROPOSED  NOMINEES WERE IGNORED.

    o      SOMETHING CAN, AND SHOULD BE DONE.

    o      WE BELIEVE WE CAN DO IT.

       THE DEL GLOBAL STORY: A CASE STUDY IN FAILED CORPORATE GOVERNANCE:
       ------------------------------------------------------------------

     o   NOT ONE ELECTED DIRECTOR ON THE ENTIRE CURRENT BOARD.
         -----------------------------------------------------

     o   NO SHAREHOLDER MEETINGS FOR OVER THREE YEARS.

     o   SHARES CURRENTLY DELISTED.

     o   EXCESSIVE EXECUTIVE COMPENSATION.

     o   QUESTIONABLE RELATED PARTY TRANSACTIONS.

     o   COMPENSATION ARRANGEMENTS UNRELATED TO PERFORMANCE.

     o   EXECUTIVE BONUSES WITH PERFORMANCE CRITERIA AND TARGETS UNDISCLOSED.

                          A QUICK DEL GLOBAL HISTORY:
                          ---------------------------

         2000:
         -----

         o    ACCOUNTING IRREGULARITIES REVEALED.

         o    TRADING HALTED - STOCK DELISTED.

         o    LAST TRADE PRIOR TO HALT OVER $8.00 PER SHARE.

         o    SEC INVESTIGATION RELATED TO ACCOUNTING IRREGULARITIES.

                    SAMUEL E. PARK HAS BEEN CEO AND PRESIDENT
                          FROM MAY 2001 TO THE PRESENT

                                [GRAPHIC OMITTED]

  [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                    NET SALES
                                 (IN THOUSANDS)

Q101          $22,147
Q201          $23,209
Q301          $25,857
Q401          $21,742
Q102          $19,481
Q202          $24,401
Q302          $26,850
Q402          $27,400
Q103          $25,555
Q203          $26,035

                                [GRAPHIC OMITTED]

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                    NET LOSS
                                 (IN THOUSANDS)

Q101          ($376)
Q201        ($1,466)
Q301            ($2)
Q401        ($6,677)
Q102        ($1,535)
Q202          ($171)
Q302         $5,152)
Q402        ($5,154)
Q103          ($606)
Q203        ($6,255)

     2001:
     -----

     o     PARK SETS ABOUT REPLACING ALL OF SENIOR MANAGEMENT.

     o     WINSTON'S  WIFE'S  EXECUTIVE  SEARCH FIRM RECRUITS  REPLACEMENTS  FOR
           FIRED MANAGERS.

     o     HER FIRM GETS $381,000 IN FEES FROM FISCAL 2001 TO 2002.

     o     RIGHT OF SHAREHOLDERS TO CALL SPECIAL MEETING RESCINDED.

     o     COMPANY ADOPTS 20% POISON PILL.

     o     PARK'S SON IS HIRED BY DEL GLOBAL  CONSULTANT WHO IS PAID $319,000 IN
           FEES IN FISCAL 2002.

     2002:
     -----

     o     DEPARTMENT OF DEFENSE INVESTIGATION - SUBPOENA ISSUED TO COMPANY MORE
           THAN A YEAR AFTER PARK TOOK CONTROL.

     o     ED FERRIS, A CONSULTANT TO THE COMPANY AND EMPLOYER OF PARK'S SON, IS
           HIRED FULL TIME. COST: $200,000 PER YEAR PLUS FUNDING OF A LUXURY NEW
           YORK APARTMENT.

     o     FIRM  FORMERLY  OWNED  BY  PARK,  NOW BY HIS  SON,  IS  RETAINED  FOR
           "BUSINESS PLANNING".
           COST: $16,800 PER MONTH.

     2002:
     -----

     o     CHAIRMAN  WINSTON AND DIRECTOR MICHAEL RECEIVE WELLS NOTICES FROM SEC
           IN CONNECTION WITH DEL GLOBAL ACCOUNTING IRREGULARITIES.

     o     WINSTON  LEAVES  WITH A  RETIREMENT  AGREEMENT,  INDEMNIFICATION  AND
           ACCELERATED OPTIONS.

     o     COMPANY  REFUSES TO DISCLOSE TERMS OF WINSTON'S  INDEMNIFICATION  AND
           RELEASE.

     2002:
     -----

      o    10K DISCLOSES  THAT DIRECTOR  MICHAEL HAS BEEN CHAIRING THE COMPANY'S
           AUDIT COMMITTEE

      o    DESPITE A 1999 CONSENT DECREE THAT BARS HIM FROM ACCOUNTING  PRACTICE
           BEFORE THE SEC

      o    AND WHILE HIS ACCOUNTING FIRM WAS PROVIDING SERVICES TO THE COMPANY

      2002:
      -----

      o    PARK IS GIVEN  MAXIMUM BONUS  ALLOWED,  OSTENSIBLY  FOR  ESTABLISHING
           CREDIT LINE AND OBTAINING TENTATIVE SEC SETTLEMENT.

      o    LESS THAN 2 MONTHS AFTER OBTAINING THE CREDIT LINE, COMPANY IS NOT IN
           COMPLIANCE WITH ITS TERMS.

      o    SEC SETTLEMENT IS YET TO BE FINALIZED.

      o    ED SMITH IS APPOINTED TO BOARD.

      o    PARK'S EMPLOYMENT AGREEMENT AMENDED TO INCLUDE TAX GROSS-UP ON CHANGE
           IN CONTROL PAYMENTS.

      o    PARK'S SON HIRED FULL TIME AT $125,000 PER YEAR.

      STEEL ENTERS THE PICTURE:

      o    STEEL APPROACHES COMPANY FOR BOARD REPRESENTATION.

      o    SETTLEMENT NEGOTIATIONS FAIL - PARK REFUSES STEEL'S OFFER TO ACCEPT 3
           OF 7 SEATS WITH APPROPRIATE  COMMITTEE  REPRESENTATION  AND CORPORATE
           GOVERNANCE ENHANCEMENTS.

      o    PRELIMINARY PROXY FILED BY STEEL.

      o    DEL  GLOBAL  HAS  EPIPHANY  -  SUDDEN  KEEN   INTEREST  IN  CORPORATE
           GOVERNANCE.

      o    DEL GLOBAL  "RETIRES"  TWO REMAINING  ELECTED  DIRECTORS AND APPOINTS
           BALANCE OF CURRENT SLATE.

      WHAT DEL GLOBAL SHAREHOLDERS CAN EXPECT OF THE STEEL NOMINEES:
      --------------------------------------------------------------

      o    STRONG, INDEPENDENT MANAGEMENT OVERSIGHT.

      o    AN END TO ANY HINT OF ABUSIVE PRACTICES.

      o    ELIMINATION OF THE POISON PILL.

      o    RESTORATION OF RIGHT TO CALL A SPECIAL MEETING.

      o    PROMOTION OF REAL PERFORMANCE BASED COMPENSATION.

      o    AWARENESS OF AND OPENNESS TO ALL STRATEGIC OPTIONS.

      o    AGGRESSIVE PURSUIT OF RELISTING.

      o    EFFECTIVE INDIVIDUAL AND INSTITUTIONAL INVESTOR RELATIONS EFFORTS.

                       THE DECISION IS BETWEEN VOTING FOR
                          MANAGEMENT'S CHOSEN BOARD OF
                       DIRECTORS OR AN INDEPENDENT SLATE.

      o    MANAGEMENT  DECIDED TO FOCUS ON GOOD CORPORATE  GOVERNANCE ONLY AFTER
           THE PROXY THREAT WAS RAISED BY STEEL.

      o    MANAGEMENT SELECTED AND APPOINTED THE CURRENT BOARD. THREE OF FOUR OF
           THE  SHAREHOLDER  SLATE  ARE  PEOPLE   RECOMMENDED  BY  THE  NATIONAL
           ASSOCIATION OF CORPORATE DIRECTORS.

      o    NEITHER THE BOARD NOR MANAGEMENT OWN STOCK.

      o    THE COMPANY HAS CONSISTENTLY  INCURRED  LOSSES,  THE LARGEST BEING IN
           THE LAST QUARTER, DESPITE PROMISES TO RETURN TO PROFITABILITY.

      o    WITH THE  SHAREHOLDERS'  ABILITY TO CALL A MEETING  HAVING BEEN TAKEN
           AWAY,  SHAREHOLDERS WILL HAVE NO FURTHER SAY UNTIL MANAGEMENT DECIDES
           TO CALL ANOTHER SHAREHOLDER  MEETING.

                         WE BELIEVE THE CHOICE IS CLEAR:
                         -------------------------------

                                                        STEEL             COMPANY
                                                  & ITS NOMINEES      NOMINEES
                                                  ------------------      --------

STOCK OWNERSHIP                                        1,924,460           NONE

COMMITTED TO REMOVING POISON PILL                         ALL              NONE

COMMITTED TO RESTORING RIGHT TO CALL A MEETING            ALL              NONE

PUBLIC CORPORATE BOARD EXPERIENCE*                        ALL               ONE

ACTIVE MEMBERSHIP IN THE NACD                             ALL               ONE

RECOGNIZED CORPORATE GOVERNANCE EXPERTISE                 TWO              NONE

*excluding service on Del Global Board.

                           FAILED GOVERNANCE DID THIS:

      [GRAPHIC OMITTED - REPRESENTS SHARE PRICE PERFORMANCE OF DEL GLOBAL
               COMMON STOCK FROM MAY 7, 2002 THROUGH MAY 7, 2003]

                                  VOTE FOR US.

                          DON'T LET THIS HAPPEN AGAIN.

                       THANK YOU FOR YOUR KIND ATTENTION.